UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2015

BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 North Fourth Avenue Sturgeon Bay, Wisconsin	54235
(Address of principal executive offices)	(Zip code)

                    (920) 743-5551

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2015, Baylake Bank (“Bank”), a wholly-owned subsidiary of Baylake Corp. (the “Company”) determined to eliminate the position of Chief Strategy and Development Officer (the “Position”) currently occupied by Kenneth R. Lammersfeld in anticipation of the pending merger of the Company with Nicolet Bankshares, Inc. and the concurrent merger of Baylake Bank with Nicolet National Bank.  The elimination of the position will be effective January 2, 2016 at which point Mr. Lammersfeld will separate from the Bank and the duties of the Position will be reassigned to other officers and employees of the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 28, 2015

BAYLAKE CORP.

By:  /s/ Kevin L. LaLuzerne

Kevin L. LaLuzerne

Senior Vice President and Chief Financial

Officer

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